IOMEGA CORPORATION
                              1821 West Iomega Way
                                 Roy, Utah 84067

                                  July 8, 1998

Idanta Partners Ltd.
4660 La Jolla Village Drive
San Diego, CA 92122

Dunn Family Trust,
dated October 28, 1998
David J. Dunn, Trustee
4660 La Jolla Village Drive
San Diego, CA  92122


         Reference is made to the following three Senior Subordinated Promissory Notes made by Iomega Corporation ("Iomega"):

         (i) Senior Subordinated Promissory Note dated July 1, 1998 in the original principal amount of $20,000,000 issued to Idanta Partners Ltd. (the "First Note");

         (ii) Senior Subordinated Promissory Note dated July 8, 1998 in the original principal amount of $7,500,000 issued to Idanta Partners Ltd. (the "Second Note"); and

         (iii) Senior Subordinated Promissory Note dated July 8, 1998 in the original principal amount of $12,500,000 issued to Dunn Family Trust dated October 28, 1998, David J. Dunn, trustee (the "Third Note").

         The purpose of this letter agreement is to memorialize our agreement with respect to the matters set forth below.

         1. Section 2 of the Second Note and the Third Note contemplates the repayment or prepayment to the holders of the Second Note and the Third Note of amounts borrowed under such notes but not used to acquire shares of capital stock of Nomai S.A. The holders of the Second Note and the Third Note, on behalf of themselves and any future holders, and Iomega agree that any such repayment or prepayment shall be made pro-rata amount the holders of the Second Note and the Third Note, based on an allocation of 68.75% to the holders of the Second Note and 31.25% to the holders of the Third Note, until such time as the Second
Note is paid in full and, thereafter, 100% to the holders of the Third Note.

         2. The holders of the First Note, the Second Note and the Third Note, on behalf of themselves and any future holders, and iomega agree that, except as contemplated by paragraph 1 above, any repayment or prepayment by Iomega with respect to any of the notes shall be made pro-rata among the holders of the First Note, the Second Note and the Third Note, based on the principal amount of each such note outstanding at the time of such repayment or prepayment.

         3. The holders of the First Note, the Second Note and the Third Note, on behalf of themselves and any future holders, agree that they will hold for the benefit of the other holders any amounts received by them from Iomega which, in accordance with paragraphs 1 or 2 above, should have been received by another holder and promptly pay over such amounts to the intended recipient.

         4. The holders of the First Note, the Second Note and the Third Note each agree to attach a copy of this letter agreement to their respective note and to require any assignee or other transferee of such note to acknowledge in writing that it is bound by the terms hereof.

         5. Iomega agrees to use commercially reasonable efforts during 1999 to obtain the funds necessary to prepay or repay the First Note, the Second Note and the Third Note out of proceeds from the issuance of equity interests in the Company or subordinated notes

         6. This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         7. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This letter agreement may be executed by facsimile signature.

         Please sign below to indicate your agreement with the foregoing.



                                                   Very truly yours,

                                                   IOMEGA CORPORATION


                                                   By:/s/ Robert J. Simmons
                                                      ---------------------
                                                   Robert J. Simmons
                                                   Vice President and Treasurer


Agreed:

IDANTA PARTNERS LTD.

By: /s/ David J. Dunn
    -----------------
David J. Dunn
Managing General Partner


DUNN FAMILY TRUST
DATED OCTOBER 28, 1998
DAVID J. DUNN, TRUSTEE

By: /s/ David J. Dunn
    -----------------
David J. Dunn
Trustee